UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2010

SkyShop Logistics, Inc.

(Exact name of registrant as specified in Charter)

Nevada	000-52137	27-0005846
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7805 NW 15th Street
Miami, FL 33126
(Address of Principal Executive Offices)

(305) 599-1812
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

SkyShop Logistics Inc., and licensee MEX Lojistik ve Kargo Dagitim Ltd. Sti., announce an alliance with HSBC Bank A.S., in Turkey to offer its 2.4 million credit cardholders the benefit of shopping in the USA from the comfort of their homes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release dated December 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYSHOP LOGISTICS, INC.

Date: December 7, 2010	By:	/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

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